[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.16(z)

AMENDMENT NO. 10

to

A320 Family Aircraft Purchase Agreement

dated as of September 30, 2011

between

Airbus S.A.S.

and

Frontier Airlines, Inc.

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Amendment No. 10

This Amendment No. 10 (this “Amendment”) is entered into as of December 2, 2020, between Airbus S.A.S., a société par actions simplifiée organized and existing under the laws of France, having its registered office located at 2, Rond-Point Emile Dewoitine, 31700 Blagnac, France (the “Seller”), and Frontier Airlines, Inc., a corporation organized and existing under the laws of the State of Colorado, United States of America, having its principal corporate offices located at 4545 Airport Way, Denver, Colorado 80239 USA (the “Buyer” and, together with the Seller, the “Parties”).

WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A320 Family Aircraft Purchase Agreement dated as of September 30, 2011 (as amended, supplemented and modified from time to time prior to the date hereof, the “Agreement”);

WHEREAS, [***];

WHEREAS, [***]; and

WHEREAS, the Buyer and the Seller wish to amend certain terms of the Agreement as provided herein.

NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE SELLER AND THE BUYER AGREE AS FOLLOWS:

Capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Amendment.

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1.	SALE AND PURCHASE & AIRCRAFT TYPE CONVERSION

[***] A320 Incremental Aircraft identified in Clause 9.1 of the Agreement as Aircraft Ranks 96, 101, 102, 106, 107, 110, 113, 114, 116, 117, 120, 121, 124, 126, 127, 129, 130 and 131 and such Aircraft are hereby converted from A320 Incremental Aircraft to A321 Incremental Aircraft (each, an “Amendment 10 Converted A321 Aircraft”).

Clause 1 of the Agreement is deleted in its entirety and replaced with the following quoted text [***]:

“The Seller will sell and deliver to the Buyer, and the Buyer will purchase and take delivery of two hundred fourteen (214) Aircraft, consisting of eighty (80) A320 Backlog Aircraft, forty-nine (49) A320 Incremental Aircraft, sixty-seven (67) A321 Incremental Aircraft and eighteen (18) A321XLR Aircraft, from the Seller, subject to the terms and conditions contained in this Agreement.”

2.	DELIVERY

2.1	The delivery schedule table set forth in Clause 9.1 of the Agreement is deleted in its entirety and replaced with the delivery schedule table attached hereto as Appendix A.

2.2	Clause 9.1 of the Agreement is hereby amended by deleting all text after the delivery schedule table in its entirety and replacing it with the following quoted text:

“The Seller will give the Buyer written notice of the scheduled delivery month of each [***] at least [***] before the first day of the Scheduled Delivery Quarter of the respective Aircraft, which shall be a calendar month within such Scheduled Delivery Quarter (the “Scheduled Delivery Month”).

The Seller will give the Buyer [***] written notice of the [***] at least [***] written notice of the anticipated date on which the Aircraft will be Ready for Delivery.

[***]

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3.	PREDELIVERY PAYMENTS

3.1	Paragraphs 4.2 and 4.4 of Amendment No. 6 to the Agreement are hereby amended by replacing the references therein to Clause “5.3.3(o)” with “21.6(o)”

3.2	Paragraphs 5.2 and 5.3 of Amendment No. 7 to the Agreement are each hereby amended by replacing the reference therein to Clause “5.3.3(o)” with “21.6(o)”

3.3	Clause 5.3.2(b) of the Agreement is amended to add the following to the end thereof:

[***]

3.4	Clause 5.3.3(b) of the Agreement is amended to add the following to the end thereof:

QUOTE

[***] the Predelivery Payment schedule shall be as set forth below.

Payment Date	Fixed amount or Percentage of applicable Predelivery Payment Reference Price
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]	[***]
Payment Date	Fixed amount or Percentage of applicable Predelivery Payment Reference Price
[***]	[***]
[***]	[***]
[***]	[***]
Total payment prior to Delivery	[***]

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UNQUOTE

3.5	Clause 21.6(o) of the Agreement shall be amended to add the following quoted text immediately after the table therein:

QUOTE

[***] the Predelivery Payment schedule [***] shall be as set forth below.

Payment Date	Percentage of applicable Predelivery Payment Reference Price
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
Payment Date	Percentage of applicable Predelivery Payment Reference Price
[***]	[***]
[***]	[***]
Total payment prior to Delivery	[***]

UNQUOTE

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3.6	Clause 21.6(o) of the Agreement shall be amended by replacing [***].

3.7	As a result of the changes made to the Agreement pursuant to Paragraph 1, Paragraph 2.1 and Paragraph 2.2 of this Amendment and in accordance with Clause 5.3.3 of the Agreement, [***]

4.	SELLER PRICE REVISION FORMULA

4.1	As a result of [***], for the Aircraft listed in Table A below [***]

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Table A:

Column 1	Column 2	Column 3	Column 4
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]

4.2	[***]

4.3	[***]

4.4	[***]

5.	[***]

Clause 21.6(b) of the Agreement as amended from time to time is deleted in its entirety and replaced with the following quoted text:

“(b)	[***]”

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6.	[***]

6.1	[***]

6.2	[***]

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7.	DEFINITION CLAUSE AND [***]

7.1	Clause 0 of the Agreement is hereby amended by replacing [***]

7.2	[***]

7.3	Paragraph 11 of Second Amended and Restated Letter Agreement No. 2, dated as of October 9, 2019, is hereby deleted in its entirety and replaced with the following quoted title and text:

[***]

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7.4	Paragraph 5 of Second Amended and Restated Letter Agreement No. 3, dated October 9, 2019, is hereby deleted and replaced with the following quoted title and text:

[***]

7.5	Paragraph 5 of Amended and Restated Letter Agreement No. 10, dated as of October 9, 2019, is hereby amended [***]

8.	EFFECT OF AMENDMENT

This Amendment is effective as of December 2, 2020.

This Amendment shall terminate and be of no further force and effect, and the Parties shall have no obligation or liability to the other, whether in contract, tort or otherwise in respect hereof at the close of business, on December 15, 2020 unless [***]

Both Parties agree that this Amendment will constitute an integral, non-severable part of the Agreement and will be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

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9.	MISCELLANEOUS

This Amendment is subject to the provisions of Clauses 21, 22.6 and 22.11 of the Agreement.

10.	COUNTERPARTS

This Amendment may be signed by the Parties in counterparts, which when signed and delivered will each be an original and together constitute but one and the same instrument. Counterparts may be delivered in original, faxed or emailed form, with originals to be delivered in due course.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their respective duly authorized officers or agents as of the day and year first above written.

Airbus S.A.S.

By:	/s/ Benôit de Saint-Exupéry
Name: Benôit de Saint-Exupéry
Title: Senior Vice President, Contracts

Frontier Airlines, Inc.

By:	/s/ Howard Diamond
Name: Howard Diamond
Title: General Counsel

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Appendix A to Amendment No. 10

Delivery Schedule Table

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